                                                                Exhibit 99.16(b)

                                POWER OF ATTORNEY

     I, Alan S. Bernikow, as Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each, a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Joseph Allessie, Eric Sanders, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ Alan S. Bernikow
--------------------
Alan S. Bernikow
Trustee

February 8, 2006

                                POWER OF ATTORNEY

     I, Bernard H. Garil, as Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each, a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Joseph Allessie, Eric Sanders, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ Bernard H. Garil
--------------------
Bernard H. Garil
Trustee

February 8, 2006

                                POWER OF ATTORNEY

     I, Heather Richardson Higgins, as Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust and UBS Series Trust (each, a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Joseph Allessie, Eric Sanders, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ Heather Richardson Higgins
------------------------------
Heather Richardson Higgins
Trustee

February 8, 2006